SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant            ☑
Filed by a Party other than the Registrant            ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 24, 2010.

SUPERVALU INC.

SUPERVALU INC.
11840 VALLEY VIEW ROAD
EDEN PRAIRIE, MN 55344
Meeting Information
Meeting Type:     Annual
For holders as of:    April 27, 2010
Date:    June 24, 2010    Time: 9:00 AM CDT
Location:    Westin Edina Galleria
3201 Galleria
Edina, Minnesota 55435

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT              ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è   1234 5678 9012   (located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:     www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:         sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow è   1234 5678 9012   (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 10, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions, please call (952) 828-4000.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   1234 5678 9012   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

Nominees:

	1a.	Donald R. Chappel

			3.	TO CONSIDER AND VOTE ON A MANAGEMENT PROPOSAL TO CONDUCT A TRIENNIAL ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DESCRIBED IN THE ATTACHED PROXY STATEMENT.
	1b.	Irwin S. Cohen

	1c.	Ronald E. Daly

			4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
	1d.	Susan E. Engel

	1e.	Craig R. Herkert

	1f.	Charles M. Lillis

	1g.	Steven S. Rogers

	1h.	Matthew E. Rubel

	1i.	Wayne C. Sales

	1j.	Kathi P. Seifert

2.	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS